EXHIBIT 10.1

                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT to the Amended and Restated Credit Agreement dated as of December 22, 1997 (as amended, restated or otherwise modified, the "Credit Agreement") by and among THE SPORTS AUTHORITY, INC., a corporation organized under the laws of Delaware (the "Borrower"), the Subsidiaries of the Borrower identified on the signature pages thereto, the lenders party thereto (the "Lenders"), First Union National Bank, as Administrative Agent ("First Union" or the "Agent"), and Fleet National Bank, as Co-Agent (the "Co-Agent") is made and entered into as of this 23rd day of October, 1998 by and among the Borrower, the Subsidiaries of the Borrower identified on the signature pages hereto, the Lenders, the Agent for the Lenders and the Co-Agent. This First Amendment shall have an effective date (the "First Amendment Effective Date") determined in accordance with the provisions of Section 3.2 below.

                              STATEMENT OF PURPOSE

         Because of certain changes in its financial condition, the Borrower has requested that the Agent and Lenders agree to certain amendments to the Credit Agreement. Pursuant to the terms hereof, the Agent and Lender are willing to agree to such amendments.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. All capitalized undefined terms used in this First Amendment and shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT.

                  SECTION 2.1. SECTION 1.1 of the Credit Agreement is hereby amended by deleting the defined terms referenced below and replacing such deleted defined terms with the corresponding defined terms set forth below:

                  "'APPLICABLE MARGIN' means (a) with regard to Base Rate Loans, 0.50% and (b) with regard to LIBO Rate Loans, 1.50%."

                  "'APPLICABLE PERCENTAGE' means 0.375%."

                  "'EBITDA' means, for any period, the consolidated net income of the Borrower and its Subsidiaries during such period before provisions for tax expense, net interest expense, depreciation expense, amortization, other non-cash charges, and all charges attributable (without duplication) to the One-Time Charge included in the determination of such net income, each as determined in accordance with GAAP."

                  "'LOAN DOCUMENT' means the Amended and Restated Credit Agreement, the First Amendment, the Notes, the Guaranty, each Intercompany Note, the Pledge Agreement, the Security Agreement, each Rate Protection Agreement and each other agreement, supplement, letter, document or instrument delivered in connection with any of the foregoing."

                  SECTION 2.2. SECTION 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in the correct alphabetical order:

                  "'BORROWING BASE' shall mean an amount equal to the product of
                  (a) fifty percent (50%) TIMES (b) Eligible Inventory."

                  "'BORROWING BASE CERTIFICATE' means the monthly Borrowing Base Certificate in form and substance satisfactory to the Agent, substantially in the form of EXHIBIT A to the First Amendment."

                  "'ELIGIBLE INVENTORY' means net inventory of the Borrower and its Domestic Subsidiaries as determined in accordance with GAAP LESS (i) any such inventory deemed to be ineligible by the Agent, acting reasonably in accordance with standards applicable to the retail industry pursuant to written notice to the Borrower and (ii) any such inventory in aggregate value in excess of $10,000,000 kept, stored or maintained with any single bailee, warehouseman, carrier or similar party."

                  "'FIRST AMENDMENT' means the First Amendment, dated as of October 23, 1998, to the Amended and Restated Credit Agreement."

                  "'FIRST AMENDMENT EFFECTIVE DATE' shall have the meaning assigned thereto in the First Amendment."

                  "'ONE-TIME CHARGE' means all charges more fully described in the Borrower's October 6, 1998 press release regarding certain store closings and charges."

                  "'PERFECTION CERTIFICATE' means the Perfection Certificate substantially in the form of EXHIBIT B to the Security Agreement, as amended, restated or otherwise modified from time to time."

                  "'SECURITY AGREEMENT' means the Security Agreement executed and delivered pursuant to the First Amendment substantially in the form of EXHIBIT B to the First Amendment, as amended, restated or otherwise modified from time to time."

                           SECTION 2.3. SECTION 2.1.2. of the Credit Agreement
is hereby amended by deleting CLAUSES (A) and (B) of such SECTION 2.1.2. and substituting the following CLAUSES (A) and (B) in lieu thereof:

                           "(a) of all Lenders would exceed the lesser of (i) the Committed Amount or (ii) the Borrowing Base,

                           or

                           (b) of such Lender would exceed such Lender's percentage of the lesser of (i) the Committed Amount or (ii) the Borrowing Base."

                           SECTION 2.4. SECTION 3.1. of the Credit Agreement is
hereby amended by deleting such CLAUSE (B) of SECTION 3.1. and substituting the following new CLAUSE (B) in lieu thereof:

                           "(b) shall, on each date when any reduction in the Committed Amount or Borrowing Base, as applicable, shall become effective (changes in the Borrowing Base shall become effective on the day of receipt by the Agent of any Borrowing Base Certificate), make a mandatory prepayment of all Loans equal to the excess, if any, of the aggregate, outstanding principal amount of all loans over the Committed Amount or Borrowing Base, as applicable, as so reduced;"

                           SECTION 2.5. CLAUSE (A) of SECTION 3.2.1. of the
Credit Agreement is hereby amended by inserting the phrase "plus the Applicable Margin" immediately following the phrase "Alternate Base Rate" and immediately prior to the phrase "from time to time".

                           SECTION 2.6. SECTION 6.6. of the Credit Agreement is
hereby amended by inserting the phrase "other than as announced in the Borrower's October 6, 1998 press release regarding certain store closings and charges" immediately prior to the period at the end of such SECTION 6.6.

                           SECTION 2.7. SECTION 7.1.1. of the Credit Agreement
is hereby amended by (a) deleting the word "and" at the end of CLAUSE (G) of such SECTION 7.1.1. and (b) by deleting the period at the end of CLAUSE (h) of such SECTION 7.1.1. and inserting the following in lieu thereof:

                           "(i) as soon as generally available and in any event within fifteen (15) days after the end of any fiscal month a Borrowing Base Certificate."

                           SECTION 2.8. SECTION 7.1.7. of the Credit Agreement
is hereby amended by deleting CLAUSE (a) of such SECTION 7.1.7. and inserting the following new CLAUSE (A) in lieu thereof:

                           "(a) in the event such Person is a Domestic
                           Subsidiary, such Person, if not theretofore a party to the Guaranty or Security Agreement, shall execute and deliver to the Agent a supplement to the Guaranty or Security Agreement (including without limitation, such certificates, documents, instruments, opinions and financing statements as are reasonably requested by the Agent), as applicable, for the purposes of becoming a guarantor or Grantor thereunder, as applicable, which such supplement shall be in form and substance reasonably satisfactory to the Agent."

                           SECTION 2.9. ARTICLE VII of the Credit Agreement is
hereby amended by inserting the following new SECTION 7.1.8. in correct numerical order in such ARTICLE VII:

                           "Section 7.1.8. POST-CLOSING COVENANTS REGARDING THE
FIRST AMENDMENT.

                           (a) As soon as practicable, and in any event within thirty (30) days after the First Amendment Effective Date, the Borrower shall have delivered (to the extent not previously delivered) to the Agent the results of the Lien search required pursuant to
                           Section 3.2(c)(ii) of the First Amendment; and

                           (b) The Borrower shall use its reasonable best efforts to deliver to the Agent, within ninety (90) days of the First Amendment Effective Date, landlord agreements, in form and substance satisfactory to the Agent with respect to each parcel of real property leased by the Borrower or any Domestic Subsidiary where Collateral (as defined in the Security Agreement) is located. Borrower shall not be obligated to pay any such landlord any amount or post any bond or letter of credit in connection with obtaining any such agreements. The failure to obtain any such landlord agreement after such reasonable best efforts shall not result in a Default or Event of Default under the Credit Agreement.

                           SECTION 2.10. SECTION 7.2.2. of the Credit Agreement
is hereby amended by deleting the percentage amount "50%" in the ninth line thereof and substituting the percentage amount "60%" in lieu thereof.

                           SECTION 2.11. CLAUSE (A) of SECTION 7.2.4. of the
Credit Agreement is hereby amended by deleting such CLAUSE (A) and substituting the following new CLAUSE (A) in lieu thereof:

                           "(a) its Tangible Net Worth to be at any time less than $215,000,000."

                           SECTION 2.12. CLAUSE (B) of SECTION 7.2.4. of the
Credit Agreement is hereby amended by deleting the numeral "1.70" therein and substituting the numeral "1.25" in lieu thereof.

                           SECTION 3. CLOSING; CONDITIONS TO EFFECTIVENESS.

                           SECTION 3.1. CLOSING. The closing of the First
Amendment shall take place at the offices of Kennedy, Covington, Lobdell & Hickman, L.L.P. at 10:00 a.m. on October 23, 1998, or on such other date as the parties hereto shall mutually agree.

                           SECTION 3.2. CONDITIONS TO CLOSING AND INITIAL
EXTENSIONS OF CREDIT. The First Amendment shall become effective on the date on which each of the following conditions shall have been satisfied as determined by the Agent:

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

                  (a) EXECUTED DOCUMENTS. The Agent shall have received (i) this First Amendment duly executed by the Agent, the Co-Agent, the Borrower, the Subsidiaries of the Borrower identified on the signature pages hereto and Lenders constituting Required Lenders and (ii) the Security Agreement (and Perfection Certificate attached thereto) duly executed by the Agent, the Borrower and the Subsidiaries of the Borrower identified on the signature pages thereto, as applicable.

                  (b) CLOSING CERTIFICATES; ETC.

                        (i) BORROWING BASE CERTIFICATE. The Agent shall have received a duly executed Borrowing Base Certificate, in form and substance satisfactory to the Agent, setting forth the calculation of the Borrowing Base as of the fiscal month of September 1998.

                       (ii) SECRETARY'S CERTIFICATES. The Agent shall have received from each Obligor (other than The Sports Authority Puerto Rico, Inc.) a certificate dated as of the First Amendment Effective Date, of its Secretary or Assistant Secretary certifying that included therein, or attached thereto is each of the following:

                                    (A) resolutions duly adopted by its Board of
                           Directors then in full force and effect authorizing the execution, delivery and performance of the First Amendment and each Loan Document executed pursuant thereto, to be executed by such Obligor;

                                    (B) a certification of the incumbency and
                           signatures of those of its officers authorized to act with respect to the First Amendment and each Loan Document executed pursuant thereto, executed by such Obligor, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate; and

                                    (C) a true and complete copy of such
                           Obligor's articles of incorporation and all amendments thereto, certified as of a recent date by the Secretary of the corporation, with regard to the articles of incorporation of the Borrower and its Domestic Subsidiaries only and a true and complete copy of such Obligor's bylaws in effect as on the date of such certification.

                       (iii) OPINIONS OF COUNSEL. The Agent shall have received opinions, dated as of the First Amendment Effective Date and addressed to the Agent and all Lenders, from Morgan, Lewis & Bockius, LLP counsel to the Borrower and its Domestic Subsidiaries, each in form and substance satisfactory to the Agent.

                       (iv) HAZARD AND LIABILITY INSURANCE. The Agent shall have received certificates of insurance, evidence of payment of all insurance premiums for the current policy year of each, and, if requested by the Administrative Agent, copies (certified by a responsible officer of the Borrower) of insurance policies in the form required under the Security Agreement and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

                  (c)      COLLATERAL.

                        (i) FILINGS AND RECORDINGS. All financing statements, duly executed by the respective Obligors, that are necessary to perfect the security interests of the Lenders in the Collateral (as defined in the Security Agreement) shall have been received by the Agent.

                       (ii) LIEN SEARCH. The Borrower shall have delivered to the Agent the results of a Lien search made against the Borrowers and its Domestic Subsidiaries under the UCC with respect to central filings as in effect in any state in which any of its assets are located, indicating among other things that assets of the Borrower and its Domestic Subsidiaries are free and clear of any Lien except for Permitted Liens; PROVIDED that, so long as such central filing Lien search has been initiated in all applicable jurisdictions prior to the date hereof, this closing condition shall be deemed satisfied with regard to any jurisdiction for which the results of such Lien search are unavailable (unless such unavailability is caused by the Borrower or its Subsidiaries) so long as the Borrower identifies to the Agent, in writing, (A) each such jurisdiction for which Lien search results are unavailable and (B) the reasons for such unavailability.

                  (d)      CONSENTS; DEFAULTS.

                       (i) GOVERNMENTAL AND THIRD PARTY APPROVALS. The Borrower shall have obtained all necessary approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this First Amendment.

                       (ii) NO INJUNCTION, ETC. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any governmental authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this First Amendment or the other Loan Documents executed in connection therewith or the consummation of the transactions contemplated hereby or thereby, or which, in the Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this First Amendment and such other Loan Documents.

                       (iii) NO EVENT OF DEFAULT. Except with respect to covenants, representations, warranties and other agreements amended by this First Amendment, no Default or Event of Default shall have occurred and be continuing.

                       (iv) PAYMENT AT CLOSING; FEE LETTERS. The Borrower shall have paid all accrued and unpaid fees or commissions due hereunder (including, without limitation, the fees referenced in the fee letter dated as of October 12, 1998 between the Borrower and the Agent and all legal fees and expenses of the Agent) to the Agent and Lenders, and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents executed in connection herewith.

                  (e) MISCELLANEOUS. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this First Amendment shall be satisfactory in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as the Lender may reasonably request, in form and substance satisfactory to the Lenders, with respect to the transactions contemplated by this First Amendment and the taking of all actions in connection therewith.

         SECTION 4. REPRESENTATIONS AND WARRANTIES; NO DEFAULT.

                  SECTION 4.1. By its execution hereof, the Borrower hereby certifies on behalf of itself and each of its Subsidiaries that each of the representations and warranties (as amended hereby) set forth in the Credit Agreement (excluding, however, those contained in SECTION 6.7 of the Credit Agreement) and the other Loan Documents is true and correct as of the date hereof (unless such representations and warranties are stated to relate solely to an earlier date), in which case such representations and warranties shall be true and correct as of such earlier date as if fully set forth herein; PROVIDED, that the representations and warranties contained in SECTION 6.5 of the Credit Agreement shall be deemed to relate to the July 7, 1998 financial information delivered to the Agent and Lenders.

                  SECTION 4.2. Borrower hereby represents to the Agent and each Lender that, except as previously disclosed by the Borrower to the Agent and the Lenders pursuant to SECTION 6.7 of the Credit Agreement;

                  (a) no labor controversy, litigation, arbitration or governmental investigation or proceeding is pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, financial condition or properties or which purports to affect the legality, validity or enforceability of the Credit Agreement, the Notes or any other Loan Document; and

                  (b) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding previously disclosed pursuant to SECTION 6.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, financial condition or properties of the Borrower and its Subsidiaries.

                  SECTION 4.3. Borrower hereby represents to the Agent and each Lender that, as of the date hereof, except with respect to covenants, representations and warranties and other agreements amended by this First Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement and, after giving effect to the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing under the Credit Agreement.

         SECTION 5. LIMITED FIRST AMENDMENT AND RESTATEMENT. Except as expressly amended herein, (a) the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect (including all monetary limitations and other restrictions applicable to the Borrower and its Subsidiaries and Affiliates) as in existence immediately prior to the date hereof and (b) this First Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Documents or (ii) to prejudice any other right or rights which the Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

         SECTION 6. EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this First Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         SECTION 7. CONFIRMATION OF GUARANTY AND PLEDGE, SECURITY AND ASSIGNMENT AGREEMENTS. (a) Each of the Subsidiary Guarantors hereby acknowledges and consents to the terms of this First Amendment and confirm that their respective obligations under the Guaranty shall remain in full force and effect and shall secure the Obligations of the Borrower under the Credit Agreement as amended by this First Amendment, (b) the Borrower hereby confirms that its obligations under the Pledge, Security and Assignment Agreement shall remain as amended by this First Amendment in full force and effect and shall secure the Obligations of the Borrower under the Credit Agreement and (c) each party hereto acknowledges and consents to the terms of the Credit Agreement as amended by this First Amendment and confirms the validity and enforceability of each Loan Documents.

         SECTION 8. GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 9. COUNTERPARTS. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

                                    BORROWER:

[CORPORATE SEAL]                    THE SPORTS AUTHORITY, INC.

                                    By: /s/ A. F. CRUDELE
                                        ---------------------------------------
                                       Name: Anthony F. Crudele
                                       Title: Senior Vice President and
                                              Chief Financial Officer

AGREED TO AND ACKNOWLEDGED BY:

                                    SUBSIDIARIES OF THE BORROWER:

[CORPORATE SEAL]                    AUTHORITY INTERNATIONAL, INC.

                                    By: /s/ A. F. CRUDELE
                                        ---------------------------------------
                                    Name:   Anthony F. Crudele
                                    Title:  Senior Vice President and
                                            Chief Financial Officer

                           [Signature Pages Continue]

[CORPORATE SEAL]                    OSR, INC.

                                    By: /s/ A. F. CRUDELE
                                        ---------------------------------------
                                    Name:  Anthony F. Crudele
                                    Title: Senior Vice President and
                                           Chief Financial Officer

[CORPORATE SEAL]                    THE SPORTS AUTHORITY CANADA,
                                    INC.

                                    By: /s/ A. F. CRUDELE
                                        ---------------------------------------
                                    Name:   Anthony F. Crudele
                                    Title:  Senior Vice President and
                                            Chief Financial Officer

[CORPORATE SEAL]                    THE SPORTS AUTHORITY FLORIDA,
                                    INC.

                                    By: /s/ A. F. CRUDELE
                                        ---------------------------------------
                                    Name:   Anthony F. Crudele
                                    Title:  Senior Vice President and
                                            Chief Financial Officer

[CORPORATE SEAL]                    THE SPORTS AUTHORITY MICHIGAN,
                                    INC.

                                    By: /s/ A. F. CRUDELE
                                        ---------------------------------------
                                    Name:   Anthony F. Crudele
                                    Title:  Senior Vice President and
                                            Chief Financial Officer

                                       FIRST UNION NATIONAL BANK

                                       (on behalf of itself and as successor by merger to CoreStates, N.A.)

                                       By: /S/ IRENE ROSEN MARKS
                                           ------------------------------------
                                           Name: IRENE ROSEN MARKS
                                           Title:   VICE PRESIDENT

                           [Signature Pages Continue]

                                        FLEET NATIONAL BANK

                                        By: /S/ THOMAS J. BULLARD
                                            ----------------------------------
                                            Name:THOMAS J. BULLARD
                                            Title:   VICE PRESIDENT

                           [Signature Pages Continue]

                                            COMERICA BANK

                                            By:/S/ MARTIN G. ELLIS
                                               -------------------------------
                                               Name:  MARTIN G. ELLIS
                                               Title:    VICE PRESIDENT

                           [Signature Pages Continue]

                                                     THE BANK OF NEW YORK

                                                     By: /S/ PAULA REGAN
                                                        ------------------------
                                                        Name: PAULA REGAN
                                                        Title: VICE PRESIDENT

                           [Signature Pages Continue]

                                    THE DAI-ICHI KANGYO BANK, LIMITED
                                    ATLANTA AGENCY

                                    By:/S/ TATSUJI NOGUCHI
                                       --------------------------------------
                                       Name:  TATSUJI NOGUCHI
                                       Title: CHIEF REPRESENTATIVE

                           [Signature Pages Continue]

                                       SUNTRUST BANK, SOUTH FLORIDA, N.A.

                                       By:/S/ JEFFREY S. WOLFE
                                          -------------------------------------
                                          Name:  JEFFREY S. WOLFE
                                          Title: VICE PRESIDENT

                           [Signature Pages Continue]

                         UNION BANK OF CALIFORNIA, N.A.

                         By:/S/ J. WILLIAM BLOORE
                            ----------------------------------------
                            Name:  J. WILLIAM BLOORE
                            Title: VICE PRESIDENT

                           [Signature Pages Continue]

                              WACHOVIA BANK, N.A.

                              By:/S/ SHAWN JANKO
                                 ---------------------------------------------
                                 Name: SHAWN JANKO
                                 Title:    BANKING OFFICER

                           [Signature Pages Continue]

                             BANK OF MONTREAL

                             By:  /S/ THOMAS E. MCGRAW
                                  ----------------------------------------
                                  Name: THOMAS E. MCGRAW
                                  Title: DIRECTOR

                           [Signature Pages Continue]

                         THE FUJI BANK AND TRUST COMPANY

                         By:/S/ RAYMOND VENTURA
                            -------------------------------------
                            Name:  RAYMOND VENTURA
                            Title: VICE PRESIDENT & MANAGER

                                    EXHIBIT A
                                       TO
                                 FIRST AMENDMENT

                       FORM OF BORROWING BASE CERTIFICATE
                           BORROWING BASE CERTIFICATE
                           THE SPORTS AUTHORITY, INC.

Date:  ____________________

First Union National Bank,
as Administrative Agent
One First Union Center, 4th Floor
301 South College Street
Charlotte, North Carolina  28288-0608
Attn:  Syndication Agency Services
Telephone:  383-0281
Facsimile:   383-0288

--------------------------------------------------------------------------------
(1)  Net Inventory of the Borrower and its Domestic
     Subsidiaries determined in accordance with GAAP as         $______________
     of fiscal month ending
     _________________________
--------------------------------------------------------------------------------
(2)   Less Inventory deemed ineligible pursuant to
      written notice to the Borrower in accordance
      with the Credit Agreement                        __________

         TOTAL INELIGIBLES                             __________

(3)  Eligible Inventory (Line 1 minus Line 2)                   $______________
--------------------------------------------------------------------------------
(4)  BORROWING BASE:  50% of Line 3.
     Eligible Inventory                                         $______________
--------------------------------------------------------------------------------

For the purpose of inducing the lenders party thereto (the "Lenders") to continue to make loans or advances to THE SPORTS AUTHORITY, INC., a Delaware corporation (the "Borrower") pursuant to the terms of the Amended and Restated Credit Agreement dated December 22, 1997 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, certain Subsidiaries of the Borrower identified on the signature pages thereto, the Lenders, the Agent and the Co-Agent, and the Loan Documents executed in connection therewith, the undersigned hereby certifies to the Agent and Lenders that: the foregoing Borrowing Base Certificate is true and correct in all respects and is consistent with the books and records of the Borrower and its Subsidiaries

THE SPORTS AUTHORITY, INC.

By:
   -----------------------------------------
   Name:
   Title:

                                    EXHIBIT B
                                       TO
                                 FIRST AMENDMENT

                           FORM OF SECURITY AGREEMENT
                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (as amended, restated or otherwise modified, this "Agreement"), dated as of October ____,1998 by and among THE SPORTS AUTHORITY, INC., a corporation organized under the laws of Delaware (the "Borrower") and the Subsidiaries of the Borrower identified on the signature pages attached hereto (the "Subsidiary Grantors", and together with the Borrower and each additional Grantor who executes a Security Agreement Supplement substantially in the form of EXHIBIT A hereto, the "Grantors", each individually, a "Grantor"), and FIRST UNION NATIONAL BANK, as administrative agent (the "Agent") for the benefit of itself and the lenders (the "Lenders") who are, or may become, parties to the Credit Agreement referred to below.

                              STATEMENT OF PURPOSE

         Pursuant to the Amended and Restated Credit Agreement dated as of December 22, 1997, by and among the Borrower, the Subsidiaries of the Borrower identified on the signature pages thereto, the Lenders, the Agent and Fleet National Bank, as Co-Agent (as amended, restated or otherwise modified, the "Credit Agreement"), the Lenders have agreed to make certain extensions of credit to the Borrower as more particularly described therein. Terms defined in the Credit Agreement and not otherwise defined herein, when used in this Agreement including its preamble and recitals, shall have the respective meanings provided for in the Credit Agreement, as amended by the First Amendment.

         Pursuant to the Credit Agreement, the Lenders required that the Domestic Subsidiaries of the Borrower execute and deliver a guaranty agreement to secure the Obligations.

         Because of certain changes in the Borrower's financial condition, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement. Pursuant to the terms and conditions of the First Amendment to the Credit Agreement dated as of even date herewith by and among the Borrower, certain Subsidiaries of the Borrower identified on the signature pages thereto, the Lenders, the Agent and the Co-Agent, the Lenders are willing to agree to such amendments.

         In connection with the transactions contemplated by the First Amendment and as a condition precedent thereto, the Lenders have requested and the Grantors have agreed to grant a continuing security interest in and to the "Collateral" (as hereinafter defined) to secure the "Secured Obligations" (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and to induce the Lenders to continue to make available extensions of credit pursuant to the Credit Agreement, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings:

         "ACCOUNT DEBTOR" means any Person who is or may become obligated to any Grantor under, with respect to, or on account of, an Account.

         "ACCOUNTS" means "Accounts" as defined in the UCC, whether secured or unsecured, now existing or hereafter created, now or hereafter owned or acquired by any Grantor or in which any Grantor now or hereafter has or acquires any right or interest.

         "ACCOUNTS AGING REPORT" means an aged trial balance of all Accounts existing as of a specified date, in a form reasonably satisfactory to the Agent, specifying the names, addresses, face value and dates of invoices of each Account Debtor obligated on any Accounts so listed.

         "COLLATERAL" shall have the meaning given in SECTION 2(A) of this Agreement.

         "COLLATERAL ACCOUNT" means a cash collateral account established by the Grantors with the Agent, in the name and under the exclusive dominion and control of the Agent, pursuant to SECTION 6 hereof.

         "FINANCING STATEMENTS" shall mean the Uniform Commercial Code Form UCC-1 Financing Statements executed by the Grantors with respect to the Collateral and to be filed in the jurisdictions set forth in the Perfection Certificate.

         "INSTRUMENTS" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) to the extent they are evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now or hereafter owned or acquired by such Grantor or in which such Grantor now or hereafter has or acquires any right or interest.

         "INVENTORY" means all "inventory" as defined in the UCC wherever located, including without limitation, all goods manufactured or acquired for sale or lease and all raw materials, work-in-process and finished goods, whether now or hereafter owned or acquired by any Grantor or in which such Grantor now or hereafter has or acquires any right or interest.

         "PERFECTION CERTIFICATE" means a certificate dated as of even date herewith, substantially in the form of EXHIBIT B attached hereto, setting forth the corporate or other names, chief executive office or principal place of business in each state and other current locations of each Grantor and such other information as the Agent deems reasonably necessary for the perfection of the security interests granted hereunder, completed and supplemented with the schedules and attachments contemplated thereby to the reasonable satisfaction of the Agent, and certified by the Chief Executive Officer, President, any Executive Vice President, Chief Financial Officer or Treasurer of each Grantor so authorized to act.

         "PERMITTED LIENS" means all Liens respecting the Collateral permitted pursuant to Section 7.2.3 of the Credit Agreement.

         "PROCEEDS" means all proceeds (as defined by the UCC) of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation, all claims of any Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral and all Collateral acquired with the cash proceeds of any other Collateral.

         "SCHEDULE OF INVENTORY" means a schedule of Inventory based upon each Grantor's most recent physical inventory and its perpetual inventory records, in a form reasonably satisfactory to the Agent.

         "SECURED OBLIGATIONS" means (a) with respect to the Borrower, the Obligations as defined in the Credit Agreement and (b) with respect to any Subsidiary Guarantor, the obligations of such Subsidiary Guarantor under the Guaranty and any renewals or extensions of any of the obligations thereunder.

         "SECURITY INTERESTS" means the security interests granted by the Grantors to the Agent hereby in respect of the Collateral.

         "TAX REFUND" means all tax refund claims and any rights to receive a refund, rebate or payment from any taxing authority.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York; PROVIDED that, if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         SECTION 2.  THE SECURITY INTERESTS.

         (a) In order to secure the payment when due of the Secured Obligations, each Grantor hereby grants to the Agent, for the ratable benefit of itself and the Lenders, a continuing security interest in and to all of such Grantors' estate, right, title and interest in and to all of the following property, whether now or hereafter owned or acquired by such Grantor or in which such Grantor now has or hereafter has or acquires any estate, right, title or interest, and whenever located (collectively, along with any other property of such Grantor which may from time to time secure the Secured Obligations pursuant to the terms of this Agreement, the "Collateral"):

                  (i)   Accounts (including all Instruments);

                  (ii)  Tax Refund;

                  (iii) Inventory;

                  (iv) The Collateral Account, all cash deposited therein from time to time, the investments made pursuant to SECTION 6 and other monies and property of any kind of any Grantor in the possession or under the control of the Agent or any Lender;

                  (v) All products and Proceeds of all or any of the Collateral described in clauses (i) through (iii) hereof.

         (b) The Security Interests are granted as security only and shall not subject the Agent or any Lender to, or transfer to the Agent or any Lender, or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants to the Agent and each Lender as follows:

         (a) Such Grantor has the corporate or other applicable power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Security Interests in the Collateral owned by it pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Security Interests on the Collateral pursuant to, this Agreement.

         (b) This Agreement constitutes a legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (c) Such Grantor is the sole owner of, and has good, indefeasible and marketable title to, all of its respective Collateral owned by it, free and clear of any Liens other than Permitted Liens.

         (d) Other than financing statements or other similar or equivalent documents or instruments with respect to Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction. No Collateral of such Grantor is in the possession of any Person (other than the Grantors) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby and a bailee, warehouseman, agent or processor may have possession of the Collateral as contemplated by, and so long as, the Grantors have complied with, SECTION 4(C)(III) and SECTION 4(C)(IV) hereof.

         (e) All of the information set forth in the Perfection Certificate relating to such Grantor is true and correct as of the date hereof.

         (f) Such Grantor has, contemporaneously herewith, delivered to the Agent possession of all originals of all negotiable Instruments constituting Collateral currently owned or held by such Grantor, if any (duly endorsed in blank, if requested by the Agent).

         (g) With respect to any Inventory of such Grantor: (i) all Inventory of such Grantor is, and shall be at all times, located in the States listed in the Perfection Certificate or as to which such Grantor has complied with the provisions of SECTION 4(A)(I) hereof, except Inventory in transit from one Grantor's location to another Grantor's location and (ii) no Inventory is, nor shall at any time or times be, subject to any Lien whatsoever, except for Permitted Liens.

         (h) The Financing Statements are in appropriate form and when filed in the offices specified in the Perfection Certificate, the Security Interests will constitute valid and perfected security interests in the Collateral, prior to all other Liens and rights of others therein (to the extent that a security interest therein may be perfected by filing pursuant to the UCC) and all filings and other actions necessary or desirable to perfect and protect such Security Interests have been duly taken.

         SECTION 4.  FURTHER ASSURANCES; COVENANTS.

         (a)      GENERAL.

                  (i) No Grantor will change the location of its chief executive office or principal place of business in any state unless it shall have given the Agent thirty (30) days prior written notice thereof, executed and delivered to the Agent all financing statements and financing statement amendments which the Agent may request in connection therewith and, if reasonably requested by the Agent, delivered an opinion of counsel with respect thereto in accordance with SECTION 4(A)(V) hereof. No Grantor shall change the locations where it keeps or holds any Collateral or any records relating thereto from any applicable location described in the Perfection Certificate unless such Grantor shall have given the Agent thirty (30) days prior written notice of such change of location, executed and delivered to the Agent all financing statements and financing statement amendments which the Agent may request in connection therewith and, if reasonably requested by the Agent, delivered an opinion of counsel with respect thereto in accordance with SECTION 4(A)(V) hereof; PROVIDED, HOWEVER, that any Grantor may keep Inventory at, or in transit to, any location described in the Perfection Certificate. No Grantor shall in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                  (ii) No Grantor will change its name, identity or corporate or other structure in any manner unless it shall have given the Agent thirty (30) days prior written notice thereof, executed and delivered to the Agent all financing statements and financing statement amendments which the Agent may request in connection therewith, and, if reasonably requested by the Agent, delivered an opinion of counsel with respect thereto in accordance with
         SECTION 4 (A)(V) hereof.

                  (iii) The Grantors will maintain the Agent's Lien on the Collateral as a first priority perfected Lien thereon, except for the Permitted Liens. Each Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Agent may reasonably request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. Prior to the irrevocable payment in full of the Secured Obligations, to the extent required by the immediately preceding sentence, each Grantor hereby authorizes the Agent, upon the failure of any Grantor to so do within ten (10) Business Days after receipt of notice in writing from the Agent, to execute and file financing statements, financing statement amendments or continuation statements without such Grantor's signature appearing thereon. Each Grantor agrees that, except as otherwise required by law, a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Grantors shall pay the reasonable costs of, or incidental to, any recording or filing of the Financing Statements and any other financing statements, financing statement amendments or continuation statements concerning the Collateral required to be made pursuant to this SECTION 4(A).

                  (iv) Each Grantor will, promptly upon request, provide to the Agent all information and evidence the Agent may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Agent to enforce the provisions of this Agreement.

                  (v) Prior to each date on which any Grantor proposes to take any action contemplated by SECTION 4(A)(I) or SECTION 4 (A)(II) hereof, if reasonably requested by the Agent, such Grantor shall, at its cost and expense, cause to be delivered to the Agent and the Lenders an opinion of counsel, satisfactory to the Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests and priority thereof against all creditors of and purchasers from such Grantor have been filed in each filing office necessary or desirable for such purposes and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                  (vi) Each Grantor will pay when due all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all material claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (A) the validity thereof is being contested in good faith by appropriate proceedings, (B) such proceedings do not involve any danger of the sale, forfeiture or loss of, or creation of a Lien on, any of the Collateral or any interest therein and (C) such charge is adequately reserved against on such Grantor's books in accordance with GAAP.

                  (vii)    The Grantors shall not

                           (1) sell, assign (by operation of law or otherwise)
                  or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement or hereunder ; or

                           (2) create or suffer to exist any Lien or other
                  charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person or entity other than Permitted Liens.

         (b)      ACCOUNTS, ETC.

                  (i) Each Grantor shall use all reasonable efforts in accordance with past practice to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with past practices) and to apply upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The costs and expenses (including, without limitation, attorney's fees) of collection of Accounts incurred by such Grantor or the Agent shall be borne by such Grantor.

                  (ii) Upon the occurrence and during the continuance of an Event of Default, upon request of the Agent or the Required Lenders, each Grantor will promptly notify (and each Grantor hereby authorizes the Agent so to notify) each Account Debtor in respect of any Account that such Account has been assigned to the Agent hereunder and that any payments due or to become due in respect of such Account are to be made directly to the Agent or its designee.

                  (iii) Each Grantor will perform and comply in all material respects with all of its material obligations in respect of its Accounts and the exercise by the Agent of any of its rights hereunder shall not release such Grantor from any of its duties or obligations.

                  (iv) No Grantor will (A) amend, modify, terminate or waive any material provision of any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of the Collateral, taken as a whole, (B) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to an Account (other than any right of termination) which could reasonably be expected to materially adversely affect the value of the Collateral, taken as a whole, or (C) fail to deliver to the Agent a copy of each written material demand, notice or document received by it which could reasonably be expected to materially adversely affect the value of the Collateral, taken as a whole, relating in any way to any material agreement giving rise to an Account.

                  (v) Other than in the ordinary course of business as generally conducted by each Grantor, no Grantor will (A) grant any extension of the time of payment of any of the Accounts or (B) compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                  (vi) At the request of the Agent or the Required Lenders, and within fifteen (15) days after the end of each fiscal month after the occurrence and during the continuance of an Event of Default, the Grantors shall deliver to the Agent and each Lender an Accounts Aging Report.

         (c)      INVENTORY, ETC.

                  (i) At the request of the Agent or Required Lenders, and within fifteen (15) days after the end of each fiscal month after the occurrence and during the continuance of an Event of Default, the Grantors shall deliver to the Agent and each Lender a Schedule of Inventory. Unless otherwise indicated thereon or in writing by the Grantors, each Schedule of Inventory delivered by the Grantors to the Agent shall constitute a representation with respect to the Inventory listed thereon or referred to therein that: (A) all such Inventory is located at places of business listed in the Perfection Certificate or as to which the applicable Grantor has complied with the provisions of
         SECTION 4(A)(I) hereof or on the premises identified on the then current Schedule of Inventory or is Inventory in transit from one such location to another such location and (B) no such Inventory is subject to any Lien whatsoever, except for Permitted Liens.

                  (ii) Each Grantor will cause the Agent, for the ratable benefit of itself and the Lenders, to be named as loss payee on each insurance policy covering risks relating to any of its Inventory, as reasonably requested by the Agent. Each Grantor will deliver to the Agent, upon request of the Agent, copies of the insurance policies for such insurance. Each such insurance policy shall provide that all insurance proceeds shall be adjusted with and payable to the Agent, and provide that no cancellation or termination thereof shall be effective until at least thirty (30) days have elapsed after receipt by the Agent of written notice thereof. The Agent agrees that, as long as no Default or Event of Default has occurred and is continuing, any such net cash proceeds received by it shall be promptly paid over to the Grantors.

         (d) INDEMNIFICATION. Each Grantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred by the Agent or any Lenders (i) with respect to, or resulting from, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, complying with any applicable law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement (except to the extent any such liabilities, costs and expenses result from the gross negligence or willful misconduct of the Agent or Lenders). In any suit, proceeding or action brought by the Agent under any Account for any sum owing thereunder, or to enforce any provisions of any Account, each Grantor will save, indemnify and keep the Agent and the Lenders harmless from and against all expense, loss or damage suffered by the Agent or any Lender by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the Account Debtor or any other obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Account Debtor or obligor or its successors from any Grantor (except to the extent any such expense, loss or damage results from the gross negligence or willful misconduct of the Agent or Lenders). The obligations of the Grantors under this SECTION 4(D) shall survive the termination of the other provisions of this Agreement.

         SECTION 5. REPORTING AND RECORDKEEPING. Each Grantor respectively covenants and agrees with the Agent and the Lenders that from and after the date of this Agreement and until the Commitments have terminated and all Secured Obligations have been fully satisfied:

         (a) MAINTENANCE OF RECORDS GENERALLY. Each Grantor will keep and maintain at its own cost and expense adequate records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral in accordance with past practices. All chattel paper given to such Grantor with respect to any Accounts will be marked with the following legend:
"THIS WRITING AND THE OBLIGATIONS EVIDENCED OR SECURED HEREBY ARE SUBJECT TO THE SECURITY INTEREST OF FIRST UNION NATIONAL BANK, AS AGENT". For the Agent's and the Lenders' further security, each Grantor agrees that upon the occurrence and during the continuation of any Event of Default, upon the request of the Agent or the Required Lenders, such Grantor shall deliver and turn over any such books and records directly to the Agent or its designee. Each Grantor shall permit any representative of the Agent to inspect such books and records in accordance with
Section 7.1.5. of the Credit Agreement and will provide photocopies thereof to the Agent upon its reasonable request.

         (b) CERTAIN PROVISIONS REGARDING MAINTENANCE OF RECORDS AND REPORTING
RE: ACCOUNTS.

                  (i) In the event any amounts due and owing in excess of $5,000,000 in the aggregate are in dispute between any Account Debtor and any Grantor, such Grantor shall provide the Agent with written notice thereof promptly after such Grantor's learning thereof, explaining the reason for the dispute, all claims related thereto and the amount in controversy.

                  (ii) Each Grantor will promptly notify the Agent in writing if any Account or Accounts, the face value of which exceeds $5,000,000 in the aggregate, arises or arise out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, or of any state (or department, agency, subdivision or instrumentality thereof) where such state has a state assignment of claims act or other law comparable to the Federal Assignment of Claims Act. Each Grantor will take any action required or requested by the Agent or give notice of the Agent's Security Interest in such Accounts under the provisions of the Federal Assignment of Claims Act or any comparable law or act enacted by any state or local Governmental authority. Any notifications or other documents executed and delivered to the Agent in connection with the Federal Assignment of Claims Act or any comparable state law may be promptly filed with the appropriate Governmental authority by the Agent or held by the Agent until the Agent or the Required Lenders decide in its or their sole discretion to make any such filing.

                  (iii) The Grantors will promptly upon, but in no event later than ten (10) Business Days after: (A) the Grantors learning thereof, inform the Agent, in writing, of any material delay in such Grantor's performance of any of its obligations to any Account Debtor and of any assertion of any claims, offsets or counterclaims by any Account Debtor and of any allowances, credits and/or other monies granted by such Grantor to any Account Debtor, in each case involving amounts in excess of $5,000,000 in the aggregate for all Accounts and Account Debtors; and (B) the Grantors receipt or learning thereof, furnish to and inform the Agent of any adverse information that, to the knowledge of the Grantors, could reasonably be expected to materially adversely affect the financial condition of any Account Debtor with respect to Accounts exceeding $5,000,000 in the aggregate.

         (c) FURTHER IDENTIFICATION OF COLLATERAL. Each Grantor will, if so reasonably requested by the Agent, furnish to the Agent statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

         (d) NOTICES. In addition to the notices required by SECTION 5(B) hereof, each Grantor will advise the Agent promptly, in reasonable detail, (i) of any material Lien or claim made or asserted against any of the Collateral (in excess of $10,000,000), and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the Collateral, taken as a whole, or on the validity, perfection or priority of the Security Interests.

         SECTION 6.  COLLATERAL ACCOUNT.

         (a) There is hereby established with the Agent a Collateral Account in the name and under the exclusive dominion and control of the Agent. There shall be deposited from time to time into such account the cash proceeds of the Collateral required to be delivered to the Agent pursuant to SECTION 6(B) hereof or any other provision of this Agreement. Any income received by the Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on investments of amounts on deposit in the Collateral Account, shall remain, or be deposited, in the Collateral Account together with any investments from time to time made pursuant to subsection (c) of this SECTION 6, shall vest in the Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

         (b) Upon the occurrence and during the continuance of an Event of Default, if requested by the Agent, each Grantor shall instruct all Account Debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (i) directly to the Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of the Agent) or (ii) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of such bank) under a Lockbox Letter substantially in the form of EXHIBIT C hereto duly executed by each Grantor and such bank or under other arrangements, in form and substance reasonably satisfactory to the Agent, pursuant to which such Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Agent for deposit into the Collateral Account or as the Agent may otherwise instruct such bank, and thereafter if the proceeds of any Collateral shall be received by any of the Grantors, such Grantor will promptly deposit such proceeds into the Collateral Account and until so deposited, all such proceeds shall be held in trust by such Grantor for and as the property of the Agent, for the benefit of itself and the Lenders and shall not be commingled with any other funds or property of such Grantor. At any time after the occurrence and during the continuance of an Event of Default, the Agent may itself so instruct each Grantor's Account Debtors. All such payments made to the Agent shall be deposited in the Collateral Account.

         (c) Amounts on deposit in the Collateral Account shall be promptly liquidated and applied to the payment of the Secured Obligations in the manner specified in SECTION 10 hereof.

         SECTION 7.  GENERAL AUTHORITY.

         (a) The Grantors hereby irrevocably appoint, after the occurrence and during the continuance of an Event of Default, the Agent their true and lawful attorney, with full power of substitution, in the name of each Grantor, the Agent, the Lenders or otherwise, for the sole use and benefit of the Agent and the Lenders, but at the Grantors' expense, to exercise, at any time from time to time all or any of the following powers:

                  (i) to file the Financing Statements and any financing statements, financing statement amendments and continuation statements referred to in SECTIONS 4(A)(I), 4(A)(II), 4(A)(III) and 4(C)(IV) hereof;

                  (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof;

                  (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral;

                  (iv) to sell, transfer, assign or otherwise deal in or with the Collateral and the Proceeds thereof, as fully and effectually as if the Agent were the absolute owner thereof; and

                  (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

PROVIDED that the Agent shall not take any of the actions described in this
SECTION 7(A) except those described in clause (i) above unless an Event of Default shall have occurred and be continuing and the

Agent shall give the Grantors not less than ten (10) Business Days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Grantors agree that any such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC (to the extent such Section is applicable).

         (b) RATIFICATION. The Grantors hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to Section 7(a) is a power coupled with an interest and shall be irrevocable.

         (c) OTHER POWERS. The Grantors also authorize the Agent, after the occurrence and during the continuance of an Event of Default, at any time and from time to time, to execute, in connection with the sale provided for in
SECTION 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         SECTION 8.  REMEDIES UPON EVENT OF DEFAULT.

         (a) If any Event of Default has occurred and is continuing, the Agent may, upon the request of the Required Lenders (and only upon such request), exercise on behalf of itself and the Lenders all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, upon the request of the Required Lenders (and only upon such request), (i) withdraw all cash, if any, in the Collateral Account and investments made with amounts on deposit in the Collateral Account, and apply such monies, investments and other cash, if any, then held by it as Collateral as specified in SECTION 10 hereof and (ii) if there shall be no such monies, investments or cash or if such monies, investments or cash shall be insufficient to pay the Secured Obligations then outstanding in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent or any Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. Each Grantor will execute and deliver such documents and take such other action as the Agent deems reasonably necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold (without warranty). Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Grantor. To the extent permitted by law, each Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice of such sale shall be given to the Grantors ten (10) Business Days prior to such sale and (A) in case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Grantors shall remain liable for any deficiency.

         (b) For the purpose of enforcing any and all rights and remedies under this Agreement, the Agent may (i) require each Grantor to, and each Grantor agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in the Agent's opinion, reasonably convenient to the Agent and such Grantor, whether at the premises of such Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located and, without charge or liability to the Agent, seize and remove such Collateral from such premises,
(iii) have access to and use such Grantor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by such Grantor, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate.

         SECTION 9. LIMITATION ON DUTY OF AGENT IN RESPECT OF COLLATERAL. Beyond reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.

         SECTION 10. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Agent in accordance with Section 4.7 of the Credit Agreement, and then to payment to the Grantors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds. The Agent may make distribution hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

         SECTION 11. CONCERNING THE AGENT. The provisions of Article IX of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

                  (a) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action incidental thereto. As to any matters not expressly provided for herein, the Agent may request instructions from the Lenders and shall act or refrain from acting in accordance with written instructions from the Required Lenders (or, when expressly required by this Agreement or the Credit Agreement, all the Lenders) or, in the absence of such instructions, in accordance with its discretion.

                  (b) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests, whether impaired by operation of law or by reason of any action or omission to act on its part (other than any such action or inaction constituting gross negligence or willful misconduct). The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Grantor.

         SECTION 12. APPOINTMENT OF COLLATERAL AGENTS. At any time or times, with, so long as no Default or Event of Default has occurred and is continuing, the consent of the Grantors (which consent shall not be unreasonably withheld), in order to comply with any legal requirement in any jurisdiction or in order to effectuate any provision of the Loan Documents, the Agent may appoint another bank or trust company or one or more other Persons, either to act as collateral agent or agents, jointly with the Agent or separately, on behalf of the Agent and the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such collateral agent similar to the provisions of SECTION 11 hereof).

         SECTION 13. EXPENSES. In the event that the Grantors fail to comply with the provisions of the Credit Agreement, this Agreement or any other Loan Document, such that the value of any Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of the Grantors, and the Grantors shall reimburse the Agent for the reasonable costs thereof on demand. All insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other governmental authority on any of the Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantors; and if the Grantors fail promptly to pay any portion thereof when due, the Agent or any Lender may, at its option, but shall not be required to, pay the same and charge the Grantors' account therefor, and the Grantors agree to reimburse the Agent or such Lender therefor on demand. All sums so paid or incurred by the Agent or any Lender for any of the foregoing and any and all other sums for which the Grantors may become liable hereunder and all reasonable costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Agent or any Lender in enforcing or protecting the Security Interests or any of their rights or remedies hereunder shall be payable by the

Grantors on demand and shall bear interest (after as well as before judgment) until paid at the rate then applicable to Base Rate Loans under the Credit Agreement and shall be additional Secured Obligations hereunder.

         SECTION 14. NOTICES. All notices, communications and distributions hereunder shall be given or made in accordance with Section 10.2 of the Credit Agreement.

         SECTION 15. RELEASE AND TERMINATION.

         (a) Upon any sale, lease, transfer or other disposition of any item of Collateral by any Grantor in accordance with the terms of the Loan Documents (other than sales of Collateral in the ordinary course of business consistent with past practices), the Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall request to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

         (b) This Agreement shall remain in effect from the First Amendment Effective Date through and including the date upon which all Secured Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and the Commitments terminated and upon such date the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, (i) the Agent shall promptly assign, release, transfer and deliver to the Grantors the Collateral held by it hereunder, all instruments of assignment executed in connection therewith, together with all monies held by the Agent or any of its agents hereunder, free and clear of the Liens hereof and (ii) the Agent and the Lenders will promptly execute and deliver to the Grantors such documents and instruments (including but not limited to appropriate UCC termination statements) as the Grantors shall request to evidence such termination in each such case at the expense of the Grantors.

         SECTION 16. WAIVERS, NON-EXCLUSIVE REMEDIES. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Credit Agreement, this Agreement or any other Loan Document shall operate as a waiver thereof or hereof; nor shall any single or partial exercise by the Agent or any Lender of any right under the Credit Agreement, this Agreement or any other Loan Document preclude any other or further exercise thereof, and the exercise of any rights under this Agreement, the Credit Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law. This Agreement is a Loan Document executed pursuant to the Credit Agreement.

         SECTION 17. CHANGES IN WRITING. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Grantors and the Agent with the consent of the Required Lenders (or, when expressly required by this Agreement or the Credit Agreement, all of the Lenders).

         SECTION 18. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         SECTION 19. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 20. HEADINGS. the various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions thereof or thereto.

         SECTION 21. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and the Agent shall have been received by the Agent.

         SECTION 22. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 23. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that

         (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and

         (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11 of the Credit Agreement.

         SECTION 24. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.

THE BORROWER FURTHER IRREVOCABLY APPOINTS CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, UNITED STATES, AS ITS AGENT TO RECEIVE ON THE BORROWER'S BEHALF AND ON BEHALF OF THE BORROWER'S PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH LITIGATION. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 25. WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE AGENT, THE LENDERS AND THE BORROWER HEREBY AGREE THAT THEY WILL NOT SEEK TO CONSOLIDATE ANY SUCH LITIGATION WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL HAS NOT OR CANNOT BE WAIVED. THE PROVISIONS OF THIS SECTION 25 HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND SHALL BE SUBJECT TO NO EXCEPTIONS. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                    BORROWER

[CORPORATE SEAL]                    THE SPORTS AUTHORITY, INC.

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    SUBSIDIARIES OF THE BORROWER:

[CORPORATE SEAL]                    AUTHORITY INTERNATIONAL, INC.

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

[CORPORATE SEAL]                    OSR, INC.

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

[CORPORATE SEAL]                    THE SPORTS AUTHORITY FLORIDA, INC.

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                           [Signature Pages Continue]

 [CORPORATE SEAL]                   THE SPORTS AUTHORITY MICHIGAN, INC.


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                           [Signature Pages Continue]

                                    AGENT:

                                    FIRST UNION NATIONAL BANK, as
                                    Agent

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    EXHIBIT A
                             (to Security Agreement)

                          SECURITY AGREEMENT SUPPLEMENT

         SECURITY AGREEMENT SUPPLEMENT, dated as of _______________, (the "SUPPLEMENT"), made by [INSERT NAME OF DOMESTIC SUBSIDIARY], a __________________ (the "Additional Grantor"), in favor of FIRST UNION NATIONAL BANK, as Administrative Agent (in such capacity, the "Agent") under the Credit Agreement (as defined in the Security Agreement referred to below) for the ratable benefit of the Agent and Lenders (as so defined).

         1. Reference is hereby made to the Security Agreement dated as of October ___, 1998, made by THE SPORTS AUTHORITY, INC. and certain subsidiaries thereof (collectively, the "Grantors"), in favor of the Agent (as amended, restated or otherwise modified, the "Security Agreement"). This Supplement supplements the Security Agreement, forms a part thereof and is subject to the terms thereof. Capitalized terms used and not defined herein shall have the meanings given thereto or referenced in the Security Agreement.

         2. In order to secure the Credit Agreement, in accordance with the terms thereof, and to secure the payment and performance of all of the Secured Obligations, the Additional Grantor hereby grants to the Agent, for the ratable benefit of itself and the Lenders, a continuing security interest in and to all of the Additional Grantor's estate, right, title and interest in and to all Collateral whether now or hereafter owned or acquired by the Additional Grantor or in which the Additional Grantor now has or hereafter has or acquires any rights, and wherever located (the "New Collateral").

         3. The Security Interests are granted as security only and shall not subject the Agent, the Co-Agent or any Lender to, or transfer to the Agent, the Co-Agent or any Lender, or in any way affect or modify, any obligation or liability of the Additional Grantor with respect to any of the New Collateral or any transaction in connection therewith.

         4. The Additional Grantor hereby agrees that it is a "Grantor" under the Security Agreement as if a signatory thereto on the Closing Date of the Credit Agreement, and the Additional Grantor shall comply with all of the terms, covenants, conditions and agreements and hereby makes each representation and warranty, in each case set forth therein and applicable to a "Grantor." The Additional Grantor agrees that "Collateral" as used therein shall include all New Collateral pledged pursuant hereto and the Security Agreement and "Security Agreement" or "Agreement" as used therein shall mean the Security Agreement as supplemented hereby.

         5. Attached hereto is a supplement to the Perfection Certificate delivered to the Agent on the Closing Date.

         6. The Additional Grantor hereby acknowledges it has received a copy of the Security Agreement and that it has read and understands the terms thereof.

         7. The Additional Grantor hereby agrees that it shall deliver to the Agent such UCC Financing Statements and all other certificates or other documents and take such action as the Agent shall reasonably request in order to effectuate the terms hereof and the Security Agreement.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the undersigned hereby causes this Supplement to be executed and delivered as of the date first above written.

[CORPORATE SEAL]                    [INSERT NAME OF SUBSIDIARY]

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    EXHIBIT B
                             (to Security Agreement)

                             PERFECTION CERTIFICATE

         Reference is made to that certain Security Agreement d0ated as of October ____, 1998, executed by the entities set forth on the signature pages thereto (collectively, the "Grantors" and each, a "Grantor"), in favor of FIRST UNION NATIONAL BANK, as administrative agent (the "Agent"), for the ratable benefit of the Agent and the Lenders who are or may become a party to the Credit Agreement referred to below (collectively, the "Lenders"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as defined in the Security Agreement).

         The Grantors hereby certify to the Agent and each Lender as follows:

         1.       NAMES, ETC.

                  (a) The exact name of each Grantor as it appears in its Articles or Certificate of Incorporation, as applicable, is as follows:

                  (b) Except as set forth in SCHEDULE 1 attached hereto, no Grantor has changed its identity or legal structure in any way within the past five years.

                  (c) The following is a list of all other names (including trade names or similar appellations) used by any Grantor or any of their respective divisions or other business units at any time during the past five years:

                  (d) The taxpayer identification numbers of the Grantors are as follows:

         2.       CURRENT LOCATIONS.

                  (a) The chief executive offices of each of the Grantors are located at the following addresses:

         MAILING ADDRESS             COUNTY                             STATE
         ---------------             ------                             -----



                  (b) The following are the only locations at which the Grantors maintain any books or records relating to any Accounts:

         MAILING ADDRESS             COUNTY                             STATE
         ---------------             ------                             -----



                  (c) The following are all the locations not identified above where the Grantors maintain any Inventory:

         3. UNUSUAL TRANSACTIONS. Other than as set forth below, all Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

         4. RELIANCE. The undersigned acknowledges that the Agent and the Lenders are entitled to rely and have, in fact, relied on the information contained herein, and any successor or assign of the Agent or the Lenders is entitled to rely on the information contained therein.

         IN WITNESS WHEREOF, the undersigned have executed this Perfection Certificate, this ____ day of ________________,_______.

                                    GRANTOR:

[CORPORATE SEAL]                    THE SPORTS AUTHORITY, INC.

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    SUBSIDIARIES OF GRANTOR:

[CORPORATE SEAL]                    AUTHORITY INTERNATIONAL, INC.

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

 [CORPORATE SEAL]                   OSR, INC.

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

[CORPORATE SEAL]                    THE SPORTS AUTHORITY FLORIDA, INC.

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

[CORPORATE SEAL]                    THE SPORTS AUTHORITY MICHIGAN, INC.

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    EXHIBIT C
                             (to Security Agreement)

                            [FORM OF LOCKBOX LETTER]

                             _______________, _____



[Name and Address of Lockbox Bank)

         Re:      [CORPORATION]

Ladies and Gentlemen:

         We hereby notify you that effective __________, ____, we have transferred exclusive ownership and control of our lock-box account(s) no[s]. _____________________ (the "LOCKBOX ACCOUNT[S]") maintained with you under the terms of the [Lockbox Agreement] attached hereto as Exhibit A (the "LOCKBOX AGREEMENT[S]") to First Union National Bank, as Agent (the "AGENT").

         We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Lockbox Account(s) (i) to the Agent for credit to account no. ________ maintained by it at its office at ________________________ or (ii) as you may otherwise be instructed by the Agent.

         We also hereby notify you that the Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lockbox Account(s), including, without limitation, the right to specify when payments are to be made out of or in connection with the Lockbox Account(s).

         All funds deposited into the Lockbox Account(s) will not be subject to deduction, set-off, banker's lien or any other right in favor of any other person than the Agent, except that you may set-off against the Lockbox Account(s) the face amount of any check deposited in and credited to such Lockbox Account(s) which is subsequently returned for any reason. Your compensation for providing the service contemplated herein shall be mutually agreed between you and us from time to time and we will continue to pay such compensation.

         Please confirm your acknowledgment of and agreement to the foregoing instructions by signing in the space provided below

                                  Very truly yours,

                                  By:
                                     ---------------------------------------
                                  Name:
                                  Title:

Acknowledged and agreed to as of this ________ day of ____________, _____.

[LOCKBOX BANK]

By:
   ------------------------------------------
Name:
Title: